Exhibit 24.1

DIRECTORS AND OFFICERS OF

THE WIMBLE COMPANY

POWER OF ATTORNEY

We, the undersigned officers and directors of The Wimble Company, a Delaware corporation (the “Company”), hereby severally constitute and appoint Dan S. Rajczak, Jon R. Moeller, Teri L. List and Jason P. Muncy, and each of them, our true and lawful attorneys-in-fact with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-4/S-1 relating to the proposed offering of shares of the Company’s common stock, par value $0.01 per share, in connection with the proposed merger of a wholly owned subsidiary of Diamond Foods, Inc. with and into the Company, and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 20th day of June 2011.

	/s/ Dan S. Rajczak		/s/ Jason P. Muncy
Name:	Dan S. Rajczak	Name:	Jason P. Muncy
Title:	Chief Executive Officer and President	Title:	Director and Secretary

	/s/ Jon R. Moeller		/s/ Joseph A. Stegbauer
Name:	Jon R. Moeller	Name:	Joseph A. Stegbauer
Title:	Chief Financial Officer	Title:	Director

/s/ Teri L. List
Name:	Teri L. List
Title:	Vice President and Treasurer